UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020 (December 1, 2020)

THE PECK COMPANY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4050 Williston Road, #511 South Burlington, Vermont	05403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 658-3378

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PECK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.02.	Termination of a Material Definitive Agreement

On December 1, 2020, The Peck Company Holdings, Inc. (the “Company”) received notice of forgiveness for the full amount of the loan (the “Loan”) that it had obtained under the Small Business Administration Paycheck Protection Program of the Coronavirus Aid, Relief and Economic Security Act of 2020 from NBT Bank (the “Lender”). The terms of the Loan are described in the Form 8-K filed on April 28, 2020. The Company previously applied to the Lender for forgiveness of the Loan, and the full amount of the Loan at the time of forgiveness was $1,496,468.23, including principal and interest.

Item 8.01	Other Events

On December 3, 2020, the Board of Directors of The Peck Company Holdings, Inc., a Delaware corporation (the “Company”), adopted a determination made by the Special Committee of the Board of Directors that the conditions for issuance of “earnout shares” pursuant to Section 2.6 of that certain Share Exchange Agreement by and among Jensyn Acquisition Corp., Peck Electric Co. and the stockholders of Peck Electric Co., dated February 26, 2019 (the “Share Exchange Agreement”), had not been satisfied and as a result the “earnout shares” under the Share Exchange Agreement will not be issued. The Board’s adoption of the determination was made by the affirmative vote of a majority of the disinterested directors.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Share Exchange Agreement by and among Jensyn Acquisition Corp., Peck Electric Co. and the stockholders of Peck Electric Co., dated February 26, 2019 (Incorporated by reference to Form 8-K filed on March 1, 2019)

99.1	Letter from NBT Bank, dated December 1, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2020

The Peck Company Holdings, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer